UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2003



                                SEACOR SMIT INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                     1-12289              13-3542736
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    (State or other jurisdiction         (Commission           (IRS Employer
          of incorporation)             File Number)        Identification No.)


        11200 RICHMOND, SUITE 400
            HOUSTON, TEXAS                                        77082
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  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800






                                 Not Applicable.
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          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit 99.1 - Press Release of SEACOR SMIT Inc. dated April 25, 2003, reporting SEACOR SMIT's financial results for the first quarter of 2003.

ITEM 9.   REGULATION FD DISCLOSURE.

           This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition."

           On April 25, 2003, SEACOR SMIT Inc. issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



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

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEACOR SMIT INC.


Date:   May 1, 2003            By:  /s/ Randall Blank
                                   ---------------------------------------------
                                   Name:  Randall Blank
                                   Title: Executive Vice President Finance,
                                          Chief Financial Officer and Secretary



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
                                  EXHIBIT INDEX

              EXHIBIT NO.                  DESCRIPTION
              -----------                  -----------

              Exhibit 99.1     Press Release of SEACOR SMIT Inc. dated
                               April 25, 2003, reporting SEACOR SMIT's financial results for the first quarter of 2003.






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